EXHIBIT 99.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

CRESCENT BANKING COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crescent Banking Company (the “Company”) on Form 10-Q/A for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Donald Boggus, Jr., Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. DONALD BOGGUS, JR.
J. Donald Boggus, Jr. President and Chief Executive Officer

April 15, 2003

STATEMENT OF CHIEF FINANCIAL OFFICER OF

CRESCENT BANKING COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crescent Banking Company (the “Company”) on Form 10-Q/A for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leland W. Brantley, Jr., Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LELAND W. BRANTLEY, JR.
Leland W. Brantley, Jr. Chief Financial Officer

April 15, 2003